EXHIBIT 99.0

For Immediate Release	Contacts:	News Media Lisa Marie Bongiovanni 310-252-3524 LisaMarie.Bongiovanni@mattel.com	Securities Analysts Dianne Douglas 310-252-2703 Dianne.Douglas@mattel.com

MATTEL REPORTS THIRD QUARTER 2003 FINANCIAL RESULTS

Third Quarter Highlights

•	Worldwide net sales up 2 percent;
•	Domestic gross sales down by 4 percent and international gross sales up 16 percent;
•	Worldwide gross sales for core brands: Barbie® up 8 percent; Hot Wheels® flat; core Fisher-Price® down 1 percent and American Girl® brands down 2 percent;
•	Gross margin decreased by 110 basis points of net sales; SG&A improvement of 140 basis points of net sales;
•	Operating income as a percentage of net sales was 22.3 percent, flat vs. prior year;
•	Earnings per share, excluding charges, of $0.60 vs. prior year of $0.58; and
•	GAAP earnings per share of $0.61 vs. prior year of $0.63.

EL SEGUNDO, Calif., October 16, 2003 – Mattel, Inc. (NYSE:MAT) today reported 2003 third quarter financial results. For the quarter, excluding income related to the reversal of a 1999 reserve and charges related to the financial realignment plan, income was $265.2 million, or $0.60 per share, versus last year’s third quarter income of $256.7 million, or $0.58 per share. The company reported GAAP (Generally Accepted Accounting Principles) net income of $270.0 million for the quarter, or $0.61 per share, compared to last year’s third quarter income of $280.6 million, or $0.63 per share.

This year’s GAAP income includes other operating income of $7.9 million from the reversal of a reserve accrued in 1999 related to the closure of the Beaverton manufacturing facility and pre-tax charges of $0.3 million as part of its $250 million financial realignment plan. Last year’s GAAP income included an after-tax gain from discontinued operations of $27.3 million related to the sale of certain operating divisions of The Learning Company and pre-tax charges of $5.5 million as part of its $250 million financial realignment plan.

For the quarter, net sales were $1.70 billion, up 2 percent compared to last year’s third quarter net sales of $1.67 billion. On a regional basis, domestic third quarter gross sales decreased by 4 percent while international third quarter gross sales increased by 16 percent, which included a benefit from changes in currency exchange rates of 7 percentage points.

“As it relates to the top line, we continue to face a challenging retail environment domestically, but I am encouraged as momentum is beginning to build at retail in the U.S. and internationally,” said Robert A. Eckert, chairman and chief executive officer of Mattel. “We continue to focus on further developing a culture of continuous improvement in all areas of the business, including reducing costs and strengthening the balance sheet.”

Mattel Brands Business Unit

Worldwide gross sales for the Mattel Brands business unit were $1.16 billion, a 3 percent increase. Worldwide gross sales for the Barbie® brand were up 8 percent with double-digit international gains partially offset by flat domestic sales. Worldwide gross sales for Other Girls Brands were up 15 percent for the quarter with strong sales of the Flavas™, Polly Pocket!® and ello™ brands which more than offset sales declines in the What’s Her Face!™ and Diva Starz™ brands.

For the quarter, worldwide gross sales for the Wheels category, which includes the Hot Wheels®, Matchbox® and Tyco® R/C brands, were down 6 percent. Gains in international sales for Hot Wheels® were offset by declines in domestic Hot Wheels® and Tyco® R/C sales and worldwide sales declines in Matchbox®.

Worldwide gross sales for the Entertainment category, which includes the Games and Puzzles segment, were down 6 percent for the quarter with sales declines in the Harry Potter™ property partially offset by strong performances by the new Warner Bros. properties, Yu-Gi-Oh!™ and Games & Puzzles.

Fisher-Price® Brands Business Unit

Third quarter worldwide gross sales for the Fisher-Price® Brands business unit, which includes the Fisher-Price®, Little People®, Rescue Heroes™ and Power Wheels® brands, were $641.1 million, up 2 percent. Strong sales of core Fisher-Price® internationally and worldwide sales of Fisher-Price Friends, previously referred to as licensed character brands, were offset by shipment declines in core Fisher-Price® in the U.S.

American Girl® Brands Business Unit

Third quarter gross sales for the American Girl® Brands business unit, which offers American Girl® branded products direct to consumers, were $56.3 million, down 2 percent, reflecting declines in Bitty Baby® and the American Girl Collection® lines, which were partially offset by strong sales from new product launches in the American Girl Today® and Hopscotch Hill School™ lines.

Financial Realignment Plan

Mattel recorded pre-tax charges of $0.3 million in the quarter as part of its $250 million financial realignment plan. The third quarter charges are related to the consolidation of two manufacturing facilities in Mexico and are included in Restructuring and Other Charges in the consolidated statement of operations. Since the announcement of the plan in September 2000, Mattel has recorded $249.6 million in pre-tax charges. The company is on track to deliver at least the targeted initial cumulative pre-tax cost savings of approximately $200 million over the three-year duration of the plan.

Live Webcast

Mattel will webcast its 2003 third quarter earnings conference call at 5:30 a.m. Pacific time (8:30 a.m. Eastern time) today. The conference call will be simulcast on the “Investors & Media” section of www.mattel.com. To listen to the live call, logon to the Website at least 15 minutes early to register, download and install any necessary audio software. An archive of the call may be accessed beginning two hours after the completion of the live call. To listen to a replay of the call via telephone, dial (719) 457-0820. The passcode is 239917. The telephonic playback will be available beginning at 8:30 a.m. Pacific time the morning of the call, until Friday, October 17 at 9 p.m. Pacific time.

Information required by Securities and Exchange Commission Regulation G, regarding non-GAAP financial measures, will be available at the time of the webcast on the “Investors & Media” section of www.mattel.com, under the headings “Financial Information” – “Earnings Releases.”

About Mattel

Mattel, Inc., (NYSE: MAT, www.mattel.com) is the worldwide leader in the design, manufacture and marketing of toys and family products, including Barbie®, the most popular fashion doll ever created. Leading the toy and game market, the Mattel family is comprised of such best-selling brands as Hot Wheels®, Matchbox®, American Girl®, and Tyco® R/C, as well as Fisher-Price brands (www.fisher-price.com), including Little People®, Rescue Heroes™, Power Wheels® and a wide array of entertainment-inspired toy lines. With worldwide headquarters in El Segundo, Calif., Mattel employs more than 25,000 people in 36 countries and sells products in more than 150 nations throughout the world. The Mattel vision is to be the world’s premier toy brands — today and tomorrow.

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Note: Forward-looking statements with respect to the financial condition, results of operations and business of the company are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in such statements. These include without limitation: the company’s dependence on the timely development, manufacture, introduction and customer acceptance of new products; the seasonality of the toy business; customer concentration; significant changes in buying and payment patterns of major customers, including as a result of bankruptcy; adverse changes in general economic conditions in the U.S. and internationally, including adverse changes in the retail environment, employment and the stock market; order predictability and supply chain management; the impact of competition on revenues and margins; the supply and cost of raw materials, components and services; the success of new initiatives; the effect of currency fluctuations on reportable income; risks associated with acquisitions and mergers; risks associated with foreign operations; negative results of litigation, governmental proceedings or environmental matters; possible work stoppages, slowdowns or strikes; possible outbreaks of SARS; political developments and the threat or occurrence of war or terrorist acts; and other risks and uncertainties as may be detailed from time to time in the company’s public announcements and SEC filings. This release includes forward-looking statements about cost savings under the company’s financial realignment plan and continuous improvement initiatives. Mattel does not update forward-looking statements and expressly disclaims any obligation to do so.

MATTEL, INC. AND SUBSIDIARIES	EXHIBIT I

FINANCIAL HIGHLIGHTS

PRO FORMA BEFORE CHARGES

SEPTEMBER 30, 2003

	Three Months Ended					Nine Months Ended
(In millions, except per share amounts)	09/30/2003		09/30/2002		% Change	09/30/2003		09/30/2002		% Change
Key P&L Data:
Net Sales	$1,704.7		$1,669.4		2%	$3,219.0		$3,215.8		0%
Gross Profit	$840.1		$841.3		0%	$1,568.5		$1,535.4		2%
% of Net Sales	49.3%		50.4%			48.7%		47.7%
Advertising	$196.6		$187.0		5%	$361.2		$352.6		2%
% of Net Sales	11.5%		11.2%			11.2%		11.0%
SG&A	$263.3		$281.8		-7%	$708.1		$710.5		0%
% of Net Sales	15.5%		16.9%			22.0%		22.0%
Operating Income (a)	$380.2		$372.5		2%	$499.2		$472.3		6%
% of Net Sales	22.3%		22.3%			15.5%		14.7%
Income Before Charges	$265.2		$256.7			$336.9		$296.6
% of Net Sales	15.6%		15.4%			10.5%		9.2%
EPS Before Charges—Diluted	$0.60		$0.58			$0.76		$0.67
Average Number of Common Shares—Diluted	444.0		442.2			444.5		441.0
Key Balance Sheet Data:
Accounts Receivable, Net	$1,258.1		$1,372.9
Days of Sales Outstanding (DSO)	66		74
Inventories	$619.7		$573.8
Days of Supply (DOS)	63		64
Total Debt Outstanding	$675.3		$1,118.0
Total Debt-to-Total Capitalization	22.4%		37.9%
Worldwide Gross Sales:
Mattel Brands	$1,160.2		$1,124.9			$2,187.2		$2,191.2
% Change		3%		5%			0%		4%
Pos./(Neg.) Impact of Currency (in % pts)		3		1			4		0
Fisher-Price Brands	641.1		629.4			1,170.0		1,151.6
% Change		2%		9%			2%		1%
Pos./(Neg.) Impact of Currency (in % pts)		2		1			3		0
American Girl Brands	56.3		57.3			144.3		150.7
% Change		-2%		10%			-4%		8%
Other	3.7		4.4			5.5		10.8

Gross Sales	1,861.3		1,816.0			3,507.0		3,504.3
% Change		2%		7%			0%		3%
Pos./(Neg.) Impact of Currency (in % pts)		2		1			3		0
Sales Adjustments	(156.6)		(146.6)			(288.0)		(288.5)

Net Sales	$1,704.7		$1,669.4			$3,219.0		$3,215.8

% Change		2%		6%			0%		3%

(a)	Certain financial information for prior years has been reclassified to conform to the current year’s presentation. Mattel’s consolidated statement of operations for the quarter and nine months ended September 30, 2002 has been restated to classify interest income and other non-operating (income), net below operating income to conform to the year end 2002 presentation.

MATTEL, INC. AND SUBSIDIARIES	EXHIBIT II

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended Sept. 30, 2003			Nine Months Ended Sept. 30, 2003
(In millions, except per share amounts)	As Reported (a)	Impact of Charges	Pro Forma	As Reported (a)	Impact of Charges	Pro Forma
Net Sales	$1,704.7	$0.0	$1,704.7	$3,219.0	$0.0	$3,219.0
Cost of sales	864.6	0.0	864.6	1,654.6	4.1	1,650.5

Gross Profit	840.1	0.0	840.1	1,564.4	(4.1)	1,568.5
Advertising and promotion expenses	196.6	0.0	196.6	361.2	0.0	361.2
Other selling and administrative expenses	263.3	0.0	263.3	716.7	8.6	708.1
Restructuring and other charges	(7.6)	(7.6)	0.0	4.4	4.4	0.0

Operating Income (b)	387.8	7.6	380.2	482.1	(17.1)	499.2
Interest expense	21.2	0.0	21.2	56.8	0.0	56.8
Interest (income)	(3.0)	0.0	(3.0)	(14.7)	0.0	(14.7)
Other non-operating (income), net	(3.8)	0.0	(3.8)	(6.8)	0.9	(7.7)

Income Before Income Taxes	373.4	7.6	365.8	446.8	(18.0)	464.8
Provision for income taxes	103.4	2.8	100.6	123.1	(4.8)	127.9

Net Income	$270.0	$4.8	$265.2	$323.7	$(13.2)	$336.9

Income Per Share—Basic	$0.61	$0.01	$0.60	$0.74	$(0.03)	$0.77

Average Number of Common Shares Outstanding—Basic	439.3	439.3	439.3	439.1	439.1	439.1

Income Per Share—Diluted	$0.61	$0.01	$0.60	$0.73	$(0.03)	$0.76

Average Number of Common and Common Equivalent Shares Outstanding—Diluted	444.0	444.0	444.0	444.5	444.5	444.5

	Three Months Ended Sept. 30, 2002			Nine Months Ended Sept. 30, 2002
(In millions, except per share amounts)	As Reported (a)	Impact of Charges	Pro Forma	As Reported (a)	Impact of Charges	Pro Forma
Net Sales	$1,669.4	$0.0	$1,669.4	$3,215.8	$0.0	$3,215.8
Cost of sales	829.0	0.9	828.1	1,689.1	8.7	1,680.4

Gross Profit	840.4	(0.9)	841.3	1,526.7	(8.7)	1,535.4
Advertising and promotion expenses	187.0	0.0	187.0	352.6	0.0	352.6
Other selling and administrative expenses	286.4	4.6	281.8	721.2	10.7	710.5
Restructuring charges	0.0	0.0	0.0	21.7	21.7	0.0

Operating Income (b)	367.0	(5.5)	372.5	431.2	(41.1)	472.3
Interest expense	26.6	0.0	26.6	85.3	0.0	85.3
Interest (income)	(5.2)	0.0	(5.2)	(13.6)	0.0	(13.6)
Other non-operating (income), net	(1.5)	0.0	(1.5)	(6.7)	0.0	(6.7)

Income From Continuing Operations Before Income Taxes	347.1	(5.5)	352.6	366.2	(41.1)	407.3
Provision for income taxes	93.8	(2.1)	95.9	97.3	(13.4)	110.7

Income From Continuing Operations	253.3	(3.4)	256.7	268.9	(27.7)	296.6
Gain from discontinued operations, net of tax	27.3	27.3	0.0	27.3	27.3	0.0

Income Before Cumulative Effect of Change in Accounting Principles	280.6	23.9	256.7	296.2	(0.4)	296.6
Cumulative effect of change in accounting principles, net of tax	0.0	0.0	0.0	(252.2)	(252.2)	0.0

Net Income	$280.6	$23.9	$256.7	$44.0	$(252.6)	$296.6

Income (Loss) Per Share—Basic
Income from continuing operations	$0.58	$(0.01)	$0.59	$0.62	$(0.06)	$0.68
Gain from discontinued operations	0.06	0.06	0.00	0.06	0.06	0.00
Cumulative effect of change in accounting principles	0.00	0.00	0.00	(0.58)	(0.58)	0.00

	$0.64	$0.05	$0.59	$0.10	$(0.58)	$0.68

Average Number of Common Shares Outstanding—Basic	437.0	437.0	437.0	435.3	435.3	435.3

Income (Loss) Per Share—Diluted
Income from continuing operations	$0.57	$(0.01)	$0.58	$0.61	$(0.06)	$0.67
Gain from discontinued operations	0.06	0.06	0.00	0.06	0.06	0.00
Cumulative effect of change in accounting principles	0.00	0.00	0.00	(0.57)	(0.57)	0.00

	$0.63	$0.05	$0.58	$0.10	$(0.57)	$0.67

Average Number of Common and Common Equivalent Shares Outstanding—Diluted	442.2	442.2	442.2	441.0	441.0	441.0

(a)	Reported in accordance with generally accepted accounting principles.

(b)	Certain financial information for prior years has been reclassified to conform to the current year’s presentation. Mattel’s consolidated statement of operations for the quarter and nine months ended September 30, 2002 has been restated to classify interest income and other non-operating (income), net below operating income to conform to the year end 2002 presentation.

MATTEL, INC. AND SUBSIDIARIES	EXHIBIT III

CONSOLIDATED STATEMENTS OF OPERATIONS

PRO FORMA BEFORE CHARGES

	FOR THE THREE MONTHS ENDED SEPT. 30,					FOR THE NINE MONTHS ENDED SEPT. 30,
	2003		2002		Yr / Yr % Change	2003		2002		Yr / Yr % Change
(In millions, except per share amounts)	$ Amt	% Net Sales	$ Amt	% Net Sales		$ Amt	% Net Sales	$ Amt	% Net Sales
Net Sales	$1,704.7		$1,669.4		2%	$3,219.0		$3,215.8		0%
Cost of sales	864.6	50.7%	828.1	49.6%	4%	1,650.5	51.3%	1,680.4	52.3%	-2%

Gross Profit	840.1	49.3%	841.3	50.4%	0%	1,568.5	48.7%	1,535.4	47.7%	2%
Advertising and promotion expenses	196.6	11.5%	187.0	11.2%	5%	361.2	11.2%	352.6	11.0%	2%
Other selling and administrative expenses	263.3	15.5%	281.8	16.9%	-7%	708.1	22.0%	710.5	22.0%	0%

Operating Income (a)	380.2	22.3%	372.5	22.3%	2%	499.2	15.5%	472.3	14.7%	6%
Interest expense	21.2	1.2%	26.6	1.6%	-20%	56.8	1.8%	85.3	2.7%	-33%
Interest (income)	(3.0)	-0.2%	(5.2)	-0.3%	-41%	(14.7)	-0.5%	(13.6)	-0.4%	8%
Other non-operating (income), net	(3.8)	-0.2%	(1.5)	-0.1%		(7.7)	-0.2%	(6.7)	-0.2%

Income Before Income Taxes	365.8	21.5%	352.6	21.1%		464.8	14.4%	407.3	12.6%
Provision for income taxes	100.6		95.9			127.9		110.7

Income Before Charges	$265.2	15.6%	$256.7	15.4%		$336.9	10.5%	$296.6	9.2%

Effective Tax Rate	27.5%		27.2%			27.5%		27.2%
EPS Before Charges – Basic	$0.60		$0.59			$0.77		$0.68

Average Number of Common Shares – Basic	439.3		437.0			439.1		435.3
EPS Before Charges – Diluted	$0.60		$0.58			$0.76		$0.67

Average Number of Common Shares – Diluted	444.0		442.2			444.5		441.0

CONDENSED CONSOLIDATED BALANCE SHEETS

	At Sept. 30,		At Dec. 31, 2002
(In millions)	2003	2002
Assets
Cash and short-term investments	$401.4	$196.4	$1,267.0
Accounts receivable, net	1,258.1	1,372.9	490.8
Inventories	619.7	573.8	338.6
Prepaid expenses and other current assets	283.2	227.3	292.6

Total current assets	2,562.4	2,370.4	2,389.0
Property, plant and equipment, net	619.3	596.3	599.6
Other assets	1,422.3	1,529.7	1,471.1

Total Assets	$4,604.0	$4,496.4	$4,459.7

Liabilities and Stockholders’ Equity
Short-term borrowings	$33.7	$95.5	$25.2
Current portion of long-term liabilities	12.2	382.2	182.3
Accounts payable and accrued liabilities	1,199.9	1,152.3	1,238.3
Income taxes payable	187.5	227.0	203.0

Total current liabilities	1,433.3	1,857.0	1,648.8
Long-term debt	629.4	640.3	640.1
Other long-term liabilities	206.9	167.4	192.1
Stockholders’ equity	2,334.4	1,831.7	1,978.7

Total Liabilities and Stockholders’ Equity	$4,604.0	$4,496.4	$4,459.7

(a)	Certain financial information for prior years has been reclassified to conform to the current year’s presentation. Mattel’s consolidated statement of operations for the quarter and nine months ended September 30, 2002 has been restated to classify interest income and other non-operating (income), net below operating income to conform to the year end 2002 presentation.

MATTEL, INC. AND SUBSIDIARIES	EXHIBIT IV

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

											Year / Year Change
	For the Three Months Ended Sept. 30, 2003					For the Three Months Ended Sept. 30, 2002					As Reported		Pro Forma
(In millions, except per share amounts)	As Reported (a)	% Net Sales	Impact of Charges	Pro Forma	% Net Sales	As Reported (a)	% Net Sales	Impact of Charges	Pro Forma	% Net Sales	%	bpts of Net Sales	%	bpts of Net Sales
Gross Sales	$1,861.3		$0.0	$1,861.3		$1,816.0		$0.0	$1,816.0		2%		2%
Sales adjustments	156.6		0.0	156.6		146.6		0.0	146.6

Net Sales	1,704.7		0.0	1,704.7		1,669.4		0.0	1,669.4		2%		2%
Cost of sales	864.6	50.7%	0.0	864.6	50.7%	829.0	49.7%	0.9	828.1	49.6%	4%	100	4%	110

Gross Profit	840.1	49.3%	0.0	840.1	49.3%	840.4	50.3%	(0.9)	841.3	50.4%	0%	(100)	0%	(110)
Advertising and promotion expenses	196.6	11.5%	0.0	196.6	11.5%	187.0	11.2%	0.0	187.0	11.2%	5%	30	5%	30
Other selling and administrative expenses	263.3	15.5%	0.0	263.3	15.5%	286.4	17.1%	4.6	281.8	16.9%	-8%	(160)	-7%	(140)
Restructuring and other charges	(7.6)	-0.4%	(7.6)	0.0	0.0%	0.0	0.0%	0.0	0.0	0.0%

Operating Income (b)	387.8	22.7%	7.6	380.2	22.3%	367.0	22.0%	(5.5)	372.5	22.3%	6%	70	2%	—
Interest expense	21.2	1.2%	0.0	21.2	1.2%	26.6	1.6%	0.0	26.6	1.6%	-20%		-20%
Interest (income)	(3.0)	-0.2%	0.0	(3.0)	-0.2%	(5.2)	-0.3%	0.0	(5.2)	-0.3%	-41%		-41%
Other non-operating (income), net	(3.8)	-0.2%	0.0	(3.8)	-0.2%	(1.5)	-0.1%	0.0	(1.5)	-0.1%

Income From Continuing Operations Before Income Taxes	373.4	21.9%	7.6	365.8	21.5%	347.1	20.8%	(5.5)	352.6	21.1%
Provision for income taxes	103.4		2.8	100.6		93.8		(2.1)	95.9

Income From Continuing Operations	270.0	15.8%	4.8	265.2	15.6%	253.3	15.2%	(3.4)	256.7	15.4%
Gain from discontinued operations, net of tax	0.0		0.0	0.0		27.3		27.3	0.0

Net Income	$270.0	15.8%	$4.8	$265.2	15.6%	$280.6	16.8%	$23.9	$256.7	15.4%

Income Per Share – Basic
Income from continuing operations	$0.61		$0.01	$0.60		$0.58		$(0.01)	$0.59
Gain from discontinued operations	0.00		0.00	0.00		0.06		0.06	0.00

	$0.61		$0.01	$0.60		$0.64		$0.05	$0.59

Average Number of Common Shares Outstanding – Basic	439.3		439.3	439.3		437.0		437.0	437.0

Income Per Share – Diluted
Income from continuing operations	$0.61		$0.01	$0.60		$0.57		$(0.01)	$0.58
Gain from discontinued operations	0.00		0.00	0.00		0.06		0.06	0.00

	$0.61		$0.01	$0.60		$0.63		$0.05	$0.58

Average Number of Common and Common Equivalent Shares Outstanding – Diluted	444.0		444.0	444.0		442.2		442.2	442.2

(a)	Reported in accordance with generally accepted accounting principles.

(b)	Certain financial information for prior years has been reclassified to conform to the current year’s presentation. Mattel’s consolidated statement of operations for the quarter ended September 30, 2002 has been restated to classify interest income and other non-operating (income), net below operating income to conform to the year end 2002 presentation.

MATTEL, INC. AND SUBSIDIARIES	EXHIBIT V

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

											Year / Year Change
	For the Nine Months Ended Sept. 30, 2003					For the Nine Months Ended Sept. 30, 2002					As Reported		Pro Forma
(In millions, except per share amounts)	As Reported (a)	% Net Sales	Impact of Charges	Pro Forma	% Net Sales	As Reported (a)	% Net Sales	Impact of Charges	Pro Forma	% Net Sales	%	bpts of Net Sales	%	bpts of Net Sales
Gross Sales	$3,507.0		$0.0	$3,507.0		$3,504.3		$0.0	$3,504.3		0%		0%
Sales adjustments	288.0		0.0	288.0		288.5		0.0	288.5

Net Sales	3,219.0		0.0	3,219.0		3,215.8		0.0	3,215.8		0%		0%
Cost of sales	1,654.6	51.4%	4.1	1,650.5	51.3%	1,689.1	52.5%	8.7	1,680.4	52.3%	-2%	(110)	-2%	(100)

Gross Profit	1,564.4	48.6%	(4.1)	1,568.5	48.7%	1,526.7	47.5%	(8.7)	1,535.4	47.7%	2%	110	2%	100
Advertising and promotion expenses	361.2	11.2%	0.0	361.2	11.2%	352.6	11.0%	0.0	352.6	11.0%	2%	20	2%	20
Other selling and administrative expenses	716.7	22.3%	8.6	708.1	22.0%	721.2	22.4%	10.7	710.5	22.0%	-1%	(10)	0%	—
Restructuring and other charges	4.4	0.1%	4.4	0.0	0.0%	21.7	0.7%	21.7	0.0	0.0%

Operating Income (b)	482.1	15.0%	(17.1)	499.2	15.5%	431.2	13.4%	(41.1)	472.3	14.7%	12%	160	6%	80
Interest expense	56.8	1.8%	0.0	56.8	1.8%	85.3	2.6%	0.0	85.3	2.7%	-33%		-33%
Interest (income)	(14.7)	-0.5%	0.0	(14.7)	-0.5%	(13.6)	-0.4%	0.0	(13.6)	-0.4%	8%		8%
Other non-operating (income), net	(6.8)	-0.2%	0.9	(7.7)	-0.2%	(6.7)	-0.2%	0.0	(6.7)	-0.2%

Income From Continuing Operations Before Income Taxes	446.8	13.9%	(18.0)	464.8	14.4%	366.2	11.4%	(41.1)	407.3	12.6%
Provision for income taxes	123.1		(4.8)	127.9		97.3		(13.4)	110.7

Income From Continuing Operations	323.7	10.1%	(13.2)	336.9	10.5%	268.9	8.4%	(27.7)	296.6	9.2%
Gain from discontinued operations, net of tax	0.0		0.0	0.0		27.3		27.3	0.0

Income Before Cumulative Effect of Change in Accounting Principles	323.7	10.1%	(13.2)	336.9	10.5%	296.2	9.2%	(0.4)	296.6	9.2%
Cumulative effect of change in accounting principles, net of tax	0.0		0.0	0.0		(252.2)		(252.2)	0.0

Net Income	$323.7		$(13.2)	$336.9		$44.0		$(252.6)	$296.6

Income (Loss) Per Share – Basic
Income from continuing operations	$0.74		$(0.03)	$0.77		$0.62		$(0.06)	$0.68
Gain from discontinued operations	0.00		0.00	0.00		0.06		0.06	0.00
Cumulative effect of change in accounting principles	0.00		0.00	0.00		(0.58)		(0.58)	0.00

	$0.74		$(0.03)	$0.77		$0.10		$(0.58)	$0.68

Average Number of Common Shares Outstanding – Basic	439.1		439.1	439.1		435.3		435.3	435.3

Income (Loss) Per Share – Diluted
Income from continuing operations	$0.73		$(0.03)	$0.76		$0.61		$(0.06)	$0.67
Gain from discontinued operations	0.00		0.00	0.00		0.06		0.06	0.00
Cumulative effect of change in accounting principles	0.00		0.00	0.00		(0.57)		(0.57)	0.00

	$0.73		$(0.03)	$0.76		$0.10		$(0.57)	$0.67

Average Number of Common and Common Equivalent Shares Outstanding – Diluted	444.5		444.5	444.5		441.0		441.0	441.0

(a)	Reported in accordance with generally accepted accounting principles.

(b)	Certain financial information for prior years has been reclassified to conform to the current year’s presentation. Mattel’s consolidated statement of operations for the nine months ended September 30, 2002 has been restated to classify interest income and other non-operating (income), net below operating income to conform to the year end 2002 presentation.